UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2019

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	IMGN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01. – OTHER EVENTS.

On December 17, 2019, ImmunoGen, Inc. (also referred to as “we”) issued a press release announcing that the U.S. Food and Drug Administration (FDA) has advised that a new single-arm study in platinum-resistant ovarian cancer could support accelerated approval for mirvetuximab soravtansine. Based on this guidance, we will initiate SORAYA, a pivotal trial to evaluate mirvetuximab monotherapy in women with folate receptor alpha (FRα)-high platinum-resistant ovarian cancer who have been previously treated with bevacizumab. SORAYA is a single-arm trial that will enroll approximately 100 patients. Eligibility criteria include patients with platinum-resistant ovarian cancer whose tumors express high levels of FRα using the PS2+ scoring method, and who have been treated with up to three prior regimens – at least one of which included bevacizumab. The primary endpoint of this study is overall response rate by investigator assessment and the key secondary endpoint is duration of response. A copy of such press release is being filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This report includes forward-looking statements based on management's current expectations. These statements include, but are not limited to, our expectations with respect to the future development of mirvetuximab soravtansine. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Various factors could cause our actual results to differ materially from those discussed or implied in the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this report. It should be noted that there are risks and uncertainties related to the development of novel anticancer products, including risks related to the timing, expense, and results of clinical studies and regulatory processes; ImmunoGen’s, and the potential that earlier clinical studies may not be predictive of future results. A review of these risks can be found in our Annual Report on Form 10-K for the year ended December 31, 2018 and other reports filed with the Securities and Exchange Commission.

ITEM 9.01. – FINANCIAL STATEMENTS AND EXHIBITS.

(d): Exhibits

Exhibit No.	Exhibit

99.1	Press Release of ImmunoGen, Inc. dated December 17, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: December 17, 2019	/s/ David G. Foster

David G. Foster
Vice President, Finance